August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE AGGRESSIVE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

On August 25, 2005, the Board of Trustees of Morgan Stanley Variable Investment Series Aggressive Equity Portfolio (the "Portfolio") approved the use of the Russell 3000 Growth Index to define the capitalization range of securities in which the Portfolio may invest. It is a standard industry practice to use the index against which a fund is benchmarked to define the capitalization range of securities in which the fund may invest.

The Portfolio is benchmarked to the Russell 3000 Growth Index, but the Prospectus does not specify the market capitalization range of securities in which the Portfolio may invest.

As of June 30, 2005, the market capitalization range of the Russell 3000 Growth Index was $68 million to $367.5 billion. The universe of the Portfolio's potential investments will not change to any degree that will negatively impact the management of the Portfolio or its shareholders. The Portfolio will not change its investment strategy, philosophy or discipline. Additionally, there will be no material change in the day-to-day operation of the Portfolio.

Additionally, the third paragraph in the section of the Portfolio's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Up to 25% of the Portfolio's net assets may be invested in foreign securities, which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR AE 08/05